UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2013

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 30, 2013, upon approval by the stockholders at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of FleetCor Technologies, Inc. (“FleetCor”), FleetCor adopted an amendment to the FleetCor Technologies, Inc. 2010 Equity Compensation Plan (the “2010 Plan”). A description of the material terms of the 2010 Plan, as amended, is set forth under the heading “Equity Compensation Plan Information” in FleetCor’s proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 24, 2013, which description is hereby incorporated into this Item 5.02 by reference. The text of the 2010 Plan is set forth in Appendix A to the Proxy Statement, which text is hereby incorporated into this Item 5.02 by reference. The 2010 Plan is also incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 30, 2013, FleetCor held the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 71,831,511 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the stockholders.

Proposal 1 — votes regarding the election of three Class III Directors for a term expiring in 2016 were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald F. Clarke	59,058,889	8,439,235	4,333,387
Richard Macchia	57,914,155	9,583,969	4,333,387

Proposal 2 — votes on a proposal to ratify the appointment of Ernst & Young LLP as FleetCor’s independent auditor for the fiscal year ending December 31, 2013 were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
71,677,102	148,286	6,123	0

Proposal 3 — votes on a proposal to approve the amendment to the 2010 Plan, including to increase the number of common shares that may be issued under the plan, were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
55,093,887	12,396,519	7,492	4,333,613

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

10.1	FleetCor Technologies, Inc. 2010 Equity Compensation Plan, as amended and restated effective May 30, 2013 (incorporated by reference from Appendix A to the Proxy Statement filed on April 24, 2013).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

June 5, 2013	By:	/s/ Sean Bowen

Name: Sean Bowen
Title: General Counsel